UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 21, 2005

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

          Maryland                         1-13648               13-257-8432
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                   File Number)        Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On February 21, 2005, John Televantos, a newly elected member of the Company's Board of Directors, accepted his appointment to the Board of Directors of Balchem Corporation (the "Company") and was granted an option to purchase 2,000 shares of its Common Stock, pursuant to the Company's 1999 Stock Plan, as amended and restated. This option has an exercise price of $22.87 per share, expires on February 20, 2015, and is immediately exercisable.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (d) On February 21, 2005, John Televantos accepted his appointment to the Board of Directors of the Company. Mr. Televantos has been granted an option to purchase 2,000 shares of Common Stock of the Company as described in Item 1.01 above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)   Amendment to Bylaws:

      Effective upon the acceptance by John Televantos of his appointment to the Company's Board of Directors on February 21, 2005, Article III, Section 2 of Balchem's By-laws was amended to increase the number of directors to seven (7) and to further provide for the reduction of such number to six (6) immediately before the election of directors of the Company's 2005 annual meeting of stockholders, at which time the Company expects a Director to retire. A copy of Balchem's By-laws, as amended effective February 21, 2005 is filed with this report as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

(b)   Pro forma financial information.

(c)   Exhibits

Exhibit Number    Description
--------------    -----------

3.2               By-Laws of Balchem Corporation

10.3.2 Form of Agreement for Stock Option Grant to Directors pursuant, to the Balchem Corporation 1999 Stock Plan, as amended and restated (incorporated by reference to Exhibit
                  10.3.2 to the Current Report on Form 8-K of the Company, dated September 22, 2004).

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BALCHEM CORPORATION


                                               By: /s/ Dino A. Rossi
                                               -----------------------------
                                               Dino A. Rossi, President,
                                               Chief Executive Officer

Dated: February 23, 2005

                                  Exhibit Index

Exhibit Number      Description
--------------      -----------

3.2                 By-Laws of Balchem Corporation

10.3.2 Form of Agreement for Stock Option Grant to Directors, pursuant to the Balchem Corporation 1999 Stock Plan, as amended and restated (incorporated by reference to Exhibit
                    10.3.2 to the Current Report on Form 8-K of the Company, dated September 22, 2004).